                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

      By signing below, each of the undersigned officers and/or directors of both (except as otherwise indicated below) Union Oil Company of California, a California corporation, and Unocal Corporation, a Delaware corporation ("Unocal"), hereby constitutes and appoints Terry G. Dallas, Joe D. Cecil and Darrell D. Chessum, and each of them severally, with full power of substitution and resubstitution, as his or her true and lawful attorneys-in-fact and agents to sign for the undersigned and in the name of the undersigned, in any and all capacities, the Registration Statement of Form S-3 to which this Power of Attorney shall be filed as an exhibit and any or all amendments (including any post-effective amendments) to such Registration Statement and to file the same with all exhibits thereto, including this Power of Attorney, and any and all applications and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned could do if personally present. Each of the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

      IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of October 1, 2002.

              SIGNATURE                                                     TITLE
              ---------                                                     -----
    /s/ Charles R. Williamson                              Chairman of the Board of Directors and
------------------------------------                               Chief Executive Officer
      Charles R. Williamson                                     (Principal Executive Officer)

        /s/ Timothy H. Ling                                            President and
------------------------------------                        Chief Operating Officer and Director
          Timothy H. Ling

        /s/ Terry G. Dallas                                    Executive Vice President and
------------------------------------                              Chief Financial Officer
           Terry G. Dallas                                      (Principal Financial Officer)

         /s/ Joe D. Cecil                                      Vice President and Comptroller
------------------------------------                          (Principal Accounting Officer)
           Joe D. Cecil

                                                                     Director of Unocal
------------------------------------
          John W. Amerman

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
            SIGNATURE                                                      TITLE
            ---------                                                      -----
    /s/ John W. Creighton, Jr.                                       Director of Unocal
------------------------------------
       John W. Creighton, Jr.

      /s/ James W. Crownover                                         Director of Unocal
------------------------------------
        James W. Crownover

       /s/ Frank C. Herringer                                        Director of Unocal
------------------------------------
        Frank C. Herringer

        /s/ Donald B. Rice                                           Director of Unocal
------------------------------------
          Donald B. Rice

        /s/ Kevin W. Sharer                                          Director of Unocal
------------------------------------
          Kevin W. Sharer

      /s/ Marina v.N. Whitman                                        Director of Unocal
------------------------------------
        Marina v.N. Whitman